                                                                   EXHIBIT 10.12

                    FOURTH AMENDMENT TO LEASE BY AND BETWEEN
                        JORANDCOR, INC. ("LANDLORD") AND
                 CODA MUSIC TECHNOLOGY, INC, F/N/A VIVACE, INC.,
                     SUCCESSOR TO CODA COMPANY, ("TENANT"),
                              DATED OCTOBER 23,1992

   THIS FOURTH AMENDMENT TO LEASE is made as of the 11th day of December,2001.

         Landlord and Tenant are parties to that certain Lease Agreement dated October 23, 1992, as amended by that First Amendment To Lease dated May 26, 1993, as amended by that certain Second Amendment to Lease dated June 30, 1997, and as amended by that Third Amendment to Lease dated March 22, 2000, for certain property located in the City of Eden Prairie ("Lease").

         WHEREAS, the parties wish to amend the Lease as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the Lease is hereby amended as follows:

         1. The name of the Tenant, Coda Music Technology, Inc., f/n/a Vivace, Inc., successor to Coda Company, has been changed to Net4Music Inc., a Minnesota corporation. The Tenant hereby represents and warrants that the Tenant has merely changed its name to NET4Music Inc., but that the Tenant and Net4Music Inc. are the same entity.

         2.       The Termination Date as defined in the Lease shall be May 31,
2003.

         3. The monthly base rent to be paid by Tenant to Landlord pursuant to the terms of the Lease from April 1, 2002 to May 31, 2003 shall be Seven Thousand Seventy-seven and 38/100 Dollars ($7,077.38) per month (based on $6.99 per square foot).

         4. The Landlord will designate a total of forty-eight(48) parking spaces between the front and rear parking lots for use by the Tenant. In addition, Landlord will verify that an additional twelve (12) parking spaces will be available for use by Tenant.

         5. Except as expressly modified by this Amendment to the Lease, all the other terms and conditions of the Lease, and any prior amendments thereto, are hereby ratified and confirmed by the parties.

         IN WITNESS WHEREOF, the undersigned have placed their hands the date and year first above written.

LANDLORD:                                    TENANT:

JORANDCOR, INC.                              NET4MUSIC INC

BY: /s/ Richard A. Broms                     By: /s/ Barbara S. Remley
    --------------------                         ---------------------
      Its: President                              Its:    CFO